UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2011

RAM ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (918) 663-2800

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2011, RAM Energy Resources, Inc. issued a press release announcing earnings and financial results for the first quarter of 2011.  A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference.

This information (including the Exhibit) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Our 2011 Annual Meeting of Stockholders was held May 5, 2011.  At the meeting, the following items were submitted to a vote of the stockholders:

(a)
Election of Directors.  Messrs. Sean Lane and John Reardon were reelected to serve as a director on our board of directors until the 2014 annual meeting of our stockholders. Mr. Lane received 46,139,095 votes, or 67% of all votes cast by the holders of our common stock present in person or by proxy.  Mr. Reardon received 46,617,391 votes, or 68% of all votes cast by the holders of our common stock present in person or by proxy. Votes withheld and broker non-votes were 1,102,599 and 21,397,578 for Mr. Lane and 624,303 and 21,397,578 for Mr. Reardon, respectively.  Gerald Marshall and Larry Lee continue to serve as directors on our board of directors.

(b)
Advisory Vote on Executive Compensation and Advisory Vote on Frequency of Advisory Votes on Compensation.  Stockholders approved the compensation of our named executive officers as disclosed in the 2011 proxy statement by casting 44,900,959 votes, or 65% of all votes cast by the holders of our common stock present in person or by proxy.  Votes against, abstentions and broker non-votes were 2,036,226, 304,509 and 21,397,578, respectively.  By a plurality vote, the stockholders advised that an advisory vote on executive compensation should occur every three years.  The votes cast for a tri-annual vote were 19,038,059 votes, or 28% of all votes cast by the holders of our common stock present in person or by proxy.  The votes cast for a bi-annual vote were 111,315 votes, or 0.2% of all votes cast by the holders of our common stock present in person or by proxy.  The votes cast for an annual vote were 4,661,475 votes, or 7% of all votes cast by the holders of our common stock present in person or by proxy.  Abstentions and broker non-votes were 23,430,845 and 21,397,578, respectively.  Based on this advice, the Company will hold another advisory vote on executive compensation at its annual meeting in 2014.

(c)
Ratification of Appointment of Independent Auditors. The ratification of the appointment of UHY LLP as our independent auditors for 2011 received 67,852,035 votes, or 99% of all votes cast by the holders of our common stock present in person or by proxy.  Votes against and abstentions were 620,597 and 166,640, respectively.

Item 9.01.  Financial Statements and Exhibits.

    (d)  Exhibits:

99.1	Press Release dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM ENERGY RESOURCES, INC.
(Registrant)

May 10, 2011	By: /s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Method of Filing

99.1	Press Release dated May 5, 2011	Filed herewith electronically